UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011
Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas	67210

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (316) 526-9000
N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of Spirit AeroSystems Holdings, Inc. (the “Company”) held on May 3, 2011, the Company’s stockholders considered and approved an increase in the number of shares available under the Company’s Second Amended and Restated Long-Term Incentive Plan (the “LTIP”) from 3,400,000 to 6,400,000 shares, and the LTIP was amended to reflect such increase. The Company’s principal executive officer, principal financial officer and other named executive officers are participants under the LTIP. This amendment was previously described in the Company’s definitive proxy statement on Schedule 14A (No. 001-33160), filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2011 (the “Proxy Statement”).
     In addition, as described in the Proxy Statement, upon the approval by the Company’s stockholders at the Annual Meeting of an amendment to the LTIP, per the recommendation of the Compensation Committee of the Company’s board of directors (the “Board”) and approval of the Board, the Company amended its Amended and Restated Executive Incentive Plan (the “EIP”) to reduce the number of shares of the Company’s Class B Common stock available for awards under the EIP by 3,000,000 shares, in order to maintain the total number of shares available for awards under all of the Company’s equity compensation plans following the increase in shares available for awards under the LTIP. Taken together with the amendment to the LTIP described above, there will be no increase in the total number of shares available to be granted under the Company’s equity compensation plans.

Item 5.07	Submission of Matters to a Vote of Security Holders
     The Company’s Annual Meeting was held on May 3, 2011. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results on each such matter.
     1. Election of Directors. Ten persons were nominated by the Board for election as directors of the Company, each to hold office for a one year term expiring at the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The votes cast for, or withheld, as well as abstentions and broker non-votes, with respect to, each nominee, all of whom were elected, were as follows:

		Votes
Name of Director	Votes For	Withheld/Abstentions	Broker Non-Votes
Charles L. Chadwell	366,658,843	55,005,113	6,020,258
Ivor (Ike) Evans	416,925,519	4,738,437	6,020,258
Paul Fulchino	390,121,811	31,542,145	6,020,258
Richard Gephardt	357,679,396	63,984,560	6,020,258
Robert Johnson	416,408,403	5,255,553	6,020,258
Ronald Kadish	417,139,870	4,524,086	6,020,258
Tawfiq Popatia	394,506,721	27,157,235	6,020,258
Francis Raborn	417,234,357	4,429,599	6,020,258
Jeffrey L. Turner	416,229,342	5,434,614	6,020,258
James L. Welch	416,948,692	4,715,264	6,020,258
     2. Approval of an Amendment to the Company’s Amended and Restated Long-Term Incentive Plan. A resolution that the stockholders approve an amendment to the LTIP to increase the number of shares authorized under the LTIP by 3,000,000 shares was submitted to, and voted upon by, the stockholders. There were 396,342,031 votes in favor of, and 21,913,938 votes against, said resolution. The holders of 3,407,987 votes abstained and there were 6,020,258 broker non-votes. Having received the affirmative majority of the votes which all stockholders present, in person or by proxy, at the Annual Meeting were entitled to cast on the matter, the resolution was adopted.
     3. Approval on an Advisory Basis of the Compensation of the Company’s Named Executive Officers. A resolution that the stockholders approve on an advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement in accordance with the rules of the SEC was submitted to, and voted upon by, the stockholders. There were 398,439,739 votes in favor of, and 19,883,702 votes against, said resolution. The holders of 3,340,515 votes abstained and there were 6,020,258 broker non-votes. Having received the affirmative majority of the votes which all stockholders present, in person or by proxy, at the Annual Meeting were entitled to cast on the matter, the resolution was approved, on an advisory basis.
     4. Approval on an Advisory Basis of the Frequency of an Advisory Vote on the Compensation of the Company’s Named Executive Officers. A resolution that the stockholders approve on an advisory basis every one year, two years or three years as the frequency of an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, was submitted to, and voted upon by, the stockholders. There were 56,484,921 votes in favor of holding such advisory vote every year, 363,376 votes in favor of holding such advisory vote every two years and 360,510,001 votes in favor of holding such advisory vote every three years. The holders of 4,305,658 votes abstained and there were 6,020,258 broker non-votes. A majority of the votes which all stockholders present, in person or by proxy, at the Annual Meeting were entitled to cast on the matter were cast in favor of a frequency of once every three years, which was determined to be the stockholders’ preferred frequency for the Company to hold a stockholder vote to approve on an advisory basis the compensation of the Company’s named executive officers.
     The Company has considered the stockholder vote regarding the frequency of an advisory vote on the compensation of the Company’s named executive officers and consistent with the Board’s recommendation contained in the Proxy Statement and such stockholder approval, determined that it will hold an advisory vote on the compensation of its named executive officers every three years until the next vote on frequency.
     5. Ratification of Appointment of Independent Registered Public Accounting Firm. A resolution that the stockholders ratify the action of the Company’s Audit Committee in selecting and appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011 was submitted to, and voted upon by, the stockholders. There were 424,277,305 votes in favor of, and 76,758 votes against, said resolution. The holders of 3,330,151 votes abstained and there were no broker non-votes. Having received the affirmative majority of the votes which all stockholders present, in person or by proxy, at the Annual Meeting were entitled to cast on the matter, the resolution was adopted.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
Date: May 9, 2011	By:	/s/ Michelle A. Russell
		Name:	Michelle A. Russell
		Title:	Senior Vice President, General Counsel and Secretary

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